1 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) April 30, 2022 and May 1, 2021

2 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) April 30, 2022 and May 1, 2021 Table of Contents Page Consolidated Statements of Comprehensive Income 3 Consolidated Balance Sheets 4 Consolidated Statements of Member’s Equity 5 Consolidated Statements of Cash Flows 6 Notes to the Consolidated Financial Statements 7

3 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Unaudited) (In millions) Three Months Ended April 30, 2022 Three Months Ended May 1, 2021 Total net sales $ 1,654 $ 1,593 Credit income and other 110 76 Total revenues 1,764 1,669 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 1,012 979 Selling, general and administrative 593 555 Depreciation and amortization 55 52 Real estate and other, net (2) — Restructuring, impairment, store closing and other costs 2 16 Total costs and expenses 1,660 1,602 Operating income 104 67 Net interest expense 13 25 Income before income taxes 91 42 Income tax expense 2 3 Net income $ 89 $ 39 Other comprehensive income (loss): Currency translation adjustment (1) (1) Comprehensive income $ 88 $ 38 See accompanying Notes to Consolidated Financial Statements (Unaudited).

4 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Balance Sheets (Unaudited) (In millions) April 30, 2022 May 1, 2021 Assets Current assets: Cash and cash equivalents $ 147 $ 433 Merchandise inventory 1,928 1,682 Prepaid expenses and other assets 318 356 Total current assets 2,393 2,471 Property and equipment, net 840 920 Operating lease assets 1,576 1,643 Financing lease assets 83 46 Other assets 305 362 Total assets $ 5,197 $ 5,442 Liabilities and member’s equity Current liabilities: Merchandise accounts payable $ 413 $ 338 Other accounts payable and accrued expenses 559 593 Current operating lease liabilities 46 56 Current financing lease liabilities 3 — Current portion of long-term debt, net 4 20 Total current liabilities 1,025 1,007 Noncurrent operating lease liabilities 1,766 1,785 Noncurrent financing lease liabilities 86 47 Long-term debt 488 784 Other liabilities 157 178 Total liabilities 3,522 3,801 Member’s equity Member’s contributions 300 300 Profits interest plan 2 — Accumulated other comprehensive loss (3) (2) Reinvested earnings 1,376 1,343 Total member’s equity 1,675 1,641 Total liabilities and member’s equity $ 5,197 $ 5,442 See accompanying Notes to Consolidated Financial Statements (Unaudited).

5 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Member’s Equity (Unaudited) (In millions) Member’s Contributions/ (Distributions) Profits Interest Plan Grants/ (Distributions) Accumulated Other Comprehensive Income/(Loss) Reinvested Earnings Total Member's Equity January 29, 2022 $ 300 $ 1 $ (2) $ 1,317 $ 1,616 Member tax distributions — — — (30) (30) Net income — — — 89 89 Currency translation adjustment — — (1) — (1) Profits interest plan grants — 1 — — 1 April 30, 2022 $ 300 $ 2 $ (3) $ 1,376 $ 1,675 See accompanying Notes to Consolidated Financial Statements (Unaudited).

6 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Cash Flows (Unaudited) Year-to-Date Year-to-Date (In millions) April 30, 2022 May 1, 2021 Cash flows from operating activities: Net income $ 89 $ 39 Adjustments to reconcile net income to net cash provided (used) by operating activities: Gain on asset disposition (1) — Restructuring, impairment, store closing and other costs, non-cash 2 — Gain on insurance proceeds received for damage to property (1) — Depreciation and amortization 55 52 Change in cash from operating assets and liabilities: Merchandise inventory (275) (162) Prepaid expenses and other assets (41) 9 Merchandise accounts payable 100 187 Other accounts payable, accrued expenses and other liabilities (131) 41 Net cash provided (used) by operating activities (203) 166 Cash flows from investing activities: Capital expenditures (25) (7) Proceeds from sale of real estate assets 8 — Insurance proceeds received for damage to property and equipment 2 — Net cash used by investing activities (15) (7) Cash flows from financing activities: Payments of long-term debt — (1) Member tax distributions (30) — Repayments of principal portion of finance leases (1) — Net cash used by financing activities (31) (1) Net increase (decrease) in cash and cash equivalents (249) 158 Cash and cash equivalents at beginning of period 396 275 Cash and cash equivalents at end of period $ 147 $ 433 See accompanying Notes to Consolidated Financial Statements (Unaudited).

7 PENNEY INTERMEDIATE HOLDINGS LLC Notes to Consolidated Financial Statements (Unaudited) 1. Basis of Presentation and Consolidation These Consolidated Financial Statements (Unaudited) have been prepared in accordance with generally accepted accounting principles in the United States. The accompanying Consolidated Financial Statements (Unaudited), in the Company's opinion, include all material adjustments necessary for a fair presentation and should be read in conjunction with the Audited Consolidated Financial Statements and notes thereto for the fiscal year ended January 29, 2022. The same accounting policies are followed to prepare quarterly financial statements as are followed in preparing annual financial statements. A description of such significant accounting policies is included in the notes to the Audited Consolidated Financial Statements. The Consolidated Financial Statements (Unaudited) present the results of the Company and our subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation. Certain amounts were reclassified to conform with current year presentation. Because of the seasonal nature of the retail business, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. Fiscal Year The Company’s fiscal year consists of the 52-week period ending on the Saturday closest to January 31. As used herein, “three months ended April 30, 2022” refers to the 13- week period ended April 30, 2022 and “three months ended May 1, 2021” refers to the 13- week period ended May 1, 2021. Fiscal 2022 and 2021 consist of the 52-week periods ending January 28, 2023 and January 29, 2022, respectively. Global COVID-19 Pandemic The global COVID-19 pandemic which began in March 2020 has had, and continues to have, an impact on the Company. The full impact of the pandemic will continue to depend on future developments, including the continued spread and duration of the pandemic, the emergence of future variant strains of COVID-19, the availability and distribution of effective medical treatments or vaccines as well as any related federal, state, or local governmental orders, restrictions, or mandates. The Company did not experience sustained store closures due to COVID-19 from January 30, 2022 to April 30, 2022. 2. Revenue Contracts with customers primarily consist of sales of merchandise and services at the point of sale, sales of gift cards to a customer for a future purchase, customer loyalty rewards that provide discount rewards to customers based on purchase activity, and certain licensing and profit sharing arrangements involving the use of the Company's intellectual property by others. Revenue includes Total net sales and Credit income and other. Net sales are categorized by merchandise product groupings as the Company believes it best depicts the nature, amount, timing and uncertainty of revenue and cash flow. The components of Total net sales for the three months ended April 30, 2022 and May 1, 2021 were as follows: Three Months Ended Three Months Ended April 30, 2022 May 1, 2021 Women's apparel, accessories and footwear 34% 33 % Men's apparel, accessories and footwear 24% 23 % Jewelry, Handbags, and Beauty 16% 19 % Home, services and other 18% 15 % Kid's apparel, footwear and toys 8% 10 % Total net sales 100% 100%

8 Credit income and other encompasses the revenue earned from the agreement with Synchrony associated with our private label credit card and co-branded MasterCard programs. The Company has contract liabilities associated with the sales of gift cards and our customer loyalty program. The liabilities are included in Other accounts payable and accrued expenses in the Consolidated Balance Sheets and were as follows: (In millions) April 30, 2022 May 1, 2021 Gift cards $ 83 $ 101 Loyalty rewards 32 31 Total contract liability $ 115 $ 132 The Company has contract liabilities including consideration received for gift card and loyalty related performance obligations which have not been satisfied as of the balance sheet date. A rollforward of the amounts included in contract liability are as follows: Three Months Ended Three Months Ended (In millions) April 30, 2022 May 1, 2021 Beginning balance $ 127 $ 143 Current period gift cards sold and loyalty reward points earned 48 41 Net sales from amounts included in contract liability opening balances (21) (26) Net sales from current period usage (39) (26) Ending balance $ 115 $ 132 3. Long-Term Debt (In millions) April 30, 2022 May 1, 2021 Issue: 2020 Term Loan Due 2026 $ — $ 519 ABL FILO Facility Due 2026 160 — ABL Term Loan Due 2026 (FILO Facility in Fiscal 2021) 340 300 Total debt 500 819 Unamortized debt issuance costs (8) (15) Less: current maturities (4) (20) Total long-term debt $ 488 $ 784 The Company is subject to a borrowing base under the $1.75 billion senior secured asset-based revolving credit facility (“Revolving Credit Facility”). As of April 30, 2022, the Company had $1.49 billion available for borrowing with no borrowings outstanding and $0.23 billion reserved for outstanding standby letters of credit. After taking into account minimum availability requirements of $0.15 billion, the Company had $1.11 billion available for future borrowings.    4. Litigation and Other Contingencies We are subject to various legal and governmental proceedings involving routine litigation incidental to our business. While no assurance can be given as to the ultimate outcome of these matters, we currently believe that the final resolution of these actions, individually or in the aggregate, will not have a material adverse effect on our results of operations, financial position, liquidity, or capital resources.

9 5. Subsequent Events The Company has evaluated subsequent events from the balance sheet date through June 14, 2022, the date at which the financial statements were available to be issued.

NARRATIVE REPORT (follows this page)

Penney Intermediate Holdings LLC Narrative Report (In millions) Three Months Ended April 30, 2022 Three Months Ended May 1, 2021 Increase/ (Decrease) Total net sales $ 1,654 $ 1,593 $ 61 Credit income and other 110 76 34 Total revenues 1,764 1,669 95 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 1,012 979 33 Selling, general and administrative 593 555 38 Depreciation and amortization 55 52 3 Real estate and other, net (2) — (2) Restructuring, impairment, store closing and other costs 2 16 (14) Total costs and expenses 1,660 1,602 58 Operating income 104 67 37 Net interest expense 13 25 (12) Income before income taxes 91 42 49 Income tax expense 2 3 (1) Net income $ 89 $ 39 $ 50 Other comprehensive income (loss): Currency translation adjustment (1) (1) — Comprehensive income (loss) $ 88 $ 38 $ 50 Summary Results of Operations for Quarter Ended April 30, 2022 Total net sales were $1.7 billion for the quarter ended April 30, 2022 and were $61 million favorable to the prior year. Total revenues were $1.8 billion or $95 million favorable when compared to the prior year. Cost of goods sold as a percent of total net sales were 61.2% and 61.5% for the three months ended April 30, 2022 and May 1, 2021, respectively. Selling, general and administrative expenses were $593 million or 35.9% of total net sales compared to $555 million, or 34.8% for the prior year. Depreciation and amortization were $55 million compared to $52 million the prior year. Financial Condition and Liquidity As of April 30, 2022, the Company had $1.49 billion available for borrowing with no borrowings outstanding and $0.23 billion reserved for outstanding standby letters of credit. After taking into account minimum availability requirements of $0.15 billion, the Company had $1.11 billion available for future borrowings.

STATEMENT OF CONSOLIDATED ADJUSTED EBITDA (follows this page)

PENNEY INTERMEDIATE HOLDINGS LLC Statement of Consolidated Adjusted EBITDA For the Three Months Ended April 30, 2022 (In millions) Net Income $ 89 Plus: Net interest expense 13 Income tax expense 2 Depreciation and amortization 55 Restructuring, impairment, store closing and other costs 2 Minus: Real estate and other, net (2) Consolidated adjusted EBITDA $ 159 Prepared in accordance with the definition of Consolidated Adjusted EBITDA per Section 1.1 of the Credit and Guaranty Agreement dated December 7, 2020.